                      FOURTH AMENDMENT TO LICENSE AGREEMENT


         THIS FOURTH AMENDMENT TO LICENSE AGREEMENT ("Fourth Amendment") made and entered into this 29 day of May, 1998, by and between KOSS CORPORATION, a Delaware corporation ("LICENSOR"), and JIANGSU ELECTRONICS INDUSTRIES LIMITED, a British Virgin Islands company ("LICENSEE").

                                   WITNESSETH:

         WHEREAS, LICENSOR and LICENSEE (by way of assignment) are parties to a certain License Agreement dated November 15, 1991, as amended by Amendment to License Agreement dated November 15, 1991, a Second Amendment to License Agreement dated September 29, 1995 and a Third Amendment and Assignment of License Agreement dated March 31, 1997 (as amended, the "License Agreement"): and

         WHEREAS, the parties now desire to further amend certain terms and provisions of the License Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Section 10 of the Third Amendment and Assignment of License Agreement dated March 31, 1997, is hereby amended to provide that LICENSEE shall pay to LICENSOR the following Minimum Royalties for the Contract Years set forth below:

                     Year                          Minimum Royalties
                     ----                          -----------------

                     1998                               $750,000
                     1999                               $800,000
                     2000                               $850,000

         2. Section 1.2 of the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the following inserted in its place:

         1.2 "Products" mean the consumer electronic products of LICENSEE set forth on Exhibit B attached hereto; provided, however, that, except as provided in the immediately following sentence, any such consumer electronic products set forth on Exhibit B which have not been sold by LICENSEE in the Territory (as defined in the first sentence of Section 1.4, as amended pursuant to this Fourth Amendment), bearing any of the Licensed Trademarks, by December 31, 1998, shall be deleted from Exhibit B as of January 1, 1999, and as of that date, such products shall not be considered to be part of the Products. Notwithstanding the immediately preceding sentence, such products, which otherwise would be so deleted if not for the following exception ("otherwise-deleted products"), shall not be deleted with respect to only the United States, Canada and Mexico until January 1, 2000, and then only with respect to those otherwise-deleted products which have not been sold by LICENSEE in the United States, Canada or Mexico, bearing any of the Licensed Trademarks, by December 31, 1999. A sale for the purpose of this
         Section 1.2 shall be a sale in the normal course of business, and not merely to preserve any rights under the License Agreement. Minimum Royalties shall not be affected by the deletion of any products from the Products. Notwithstanding any other provisions of, and without diminishing LICENSEE's obligations under, the License Agreement, LICENSOR, after December 31, 1998, shall have no obligations to LICENSEE with respect to either products deleted from the Products as of January 1, 1999, or otherwise-deleted products whether or not eventually deleted, including without limitation, the indemnification obligations under Section 11.1, the royalty-reimbursement obligations under Section 10.1, the minimum-royalty-reduction obligations under
         Section 10.1, and the obligations to obtain or maintain trademark applications or registrations.

         3. Section 1.4 of the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the following inserted in its place:

         1.4 Without limiting Seller's rights under Section 6 of the Third Amendment and Assignment of License Agreement dated March 31, 1997, "Territory" means the United States of America, Puerto Rico, Canada, Mexico, Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Jamaica, Nicaragua, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay and Venezuela. With the written consent of LICENSOR, which consent shall not be unreasonably withheld or delayed, the Territory may be expanded to include the jurisdictions of Aruba, Bermuda, Cuba, French Guiana, Grenada, Guyana, Haiti, Surinam and/or other jurisdictions in the Territory as defined prior to this Fourth Amendment. Except as otherwise indicated in the License Agreement, all licensed use of the Licensed Trademarks in such expanded jurisdictions shall be subject to the same terms and conditions as if such expanded jurisdictions were included in the Territory as defined in the first sentence of this
         Section 1.4. Except as otherwise provided in the License Agreement, after providing written consent, LICENSOR shall promptly cause the appropriate trademark applications to be filed in any such expanded jurisdictions, and all costs associated with the preparation, filing, prosecution, registration and maintenance of such applications and resulting registrations shall be paid by LICENSOR; provided, however that LICENSEE shall reimburse LICENSOR for a portion of such costs in any such expanded jurisdiction in which Royalties paid by LICENSEE to LICENSOR for sales of the Licensed Products in such expanded jurisdiction either prior to termination of this License Agreement or within the first three full calendar years following such consent, whichever comes first, do not exceed U.S. $12,000 in the same such expanded jurisdiction. The portion to be reimbursed by LICENSEE in each such expanded jurisdiction shall be the difference between U.S. $12,000 and the amount of Royalties paid by LICENSEE to LICENSOR for sales of the Licensed Products in each such expanded jurisdiction either prior to termination of the License Agreement or within the first three full calendar years following consent, whichever comes first.

         4. Section 8.5 of the License Agreement dated November 15, 1991, and Sections 16(r) and 21 of the Third Amendment and Assignment of License Agreement dated March 31, 1997, are hereby deleted in their entirety, and the following inserted in their place:

         21. This License Agreement shall be governed by the substantive laws of the State of Wisconsin (regardless of laws that might be applicable under principles of conflicts of laws) as to all matters, including but not limited to matters of validity, construction, effect and performance. Resolution of any and all disputes between LICENSOR and LICENSEE arising from or in connection with this License Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, shall be governed by and settled in accordance with binding arbitration; provided, however, that the three arbitrators selected shall each have extensive knowledge in the area of federal trademark law. If the parties cannot agree on the selection of three arbitrators, each party shall select one arbitrator, and those two arbitrators together shall select the third arbitrator, and the three arbitrators, each of which shall have extensive knowledge in the area of federal trademark law, shall resolve the dispute as provided herein. The arbitrators' findings and decisions shall be limited to the subject matter of the dispute, and such findings and decisions shall be in writing and shall be final and binding on the parties hereto, and shall specify the reasons for and facts on which such findings and decisions were reached. The parties shall bear equally the arbitrators' fees and charges, and each party shall bear its other costs and expenses for the arbitration, including attorneys' fees. The arbitration shall be conducted in Milwaukee, Wisconsin. To the extent that the parties hereto need to enforce the arbitration provisions in this License Agreement or need to enforce or otherwise give effect to any arbitration finding, decision or award, the parties hereby agree that any such action or proceeding shall be adjudicated before a federal or state court located in Milwaukee, Wisconsin, and they hereby submit to the exclusive jurisdiction of the courts of the State of Wisconsin located in Milwaukee, Wisconsin, and of the federal courts located in Milwaukee, Wisconsin, with respect to any such action or proceeding commenced by either party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, and hereby consent to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the applicable address set forth under the notice provisions in this License Agreement.

         5. Section 10.1 of the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the following inserted in its place:

         10.1 LICENSOR shall be required to file trademark applications and to seek trademark registrations for the Licensed Trademarks in the Territory in order to encompass Licensed Products added pursuant to this Fourth Amendment, but only if specifically requested by LICENSEE and all costs associated with the preparation, filing, prosecution, registration and maintenance of such applications and registrations shall be paid in advance by LICENSEE. LICENSOR shall not be required to pursue or maintain any such application or registration for which such costs have not been paid in advance by LICENSEE at LICENSOR's request. LICENSEE shall cooperate by providing necessary samples, invoices or other documents necessary to support all applicable applications and registrations for the Licensed Trademarks in connection with the Licensed Products.

         In the event LICENSOR is unable to register or to maintain its registrations for one or more of the Licensed Trademarks in connection with the Licensed Products in any jurisdiction in the Territory, the parties agree to negotiate in good faith a mutually acceptable resolution with respect to such jurisdictions, with the understanding that neither LICENSOR nor LICENSEE shall have any liability to the other for such inability to register or to maintain such registrations for any such trademarks; provided, however, that in the event any trademark application is successfully opposed in the United States or Canada, and as a result of such successful opposition LICENSEE is prohibited from selling Licensed Products in either the United States or Canada, LICENSOR shall reimburse to LICENSEE the amount of Royalties theretofore received by LICENSOR under the License Agreement relating to the sale of the prohibited Licensed Products only, in the prohibited jurisdiction of the United States and/or Canada only, during the three
         (3) year period immediately preceding such prohibition; provided, however, that (i) all such reimbursements shall not exceed a total of Three Million Dollars ($3,000,000) for all prohibited Licensed Products in both jurisdictions, (ii) LICENSOR shall not be required to make any such reimbursement to LICENSEE if any such successful opposition or prohibition would not have occurred if LICENSOR had not lost any trademark rights due to LICENSEE's non-use or misuse of any of the Licensed Trademarks and (iii) LICENSOR shall not be required to make any such reimbursement to LICENSEE relating to prohibited Licensed Products consisting of consumer electronic products added to Exhibit B pursuant to this Fourth Amendment. LICENSEE shall be permitted to terminate this License Agreement if, as a result of any successful opposition, cancellation or infringement action relating to any of the Licensed Trademarks in the Territory resulting in any prohibition as to use of any of the Licensed Trademarks in the Territory, LICENSEE's total net sales in the Territory decrease by ten percent (10%) or more; provided, however, that (i) prohibited Licensed Products consisting of consumer electronic products added to Exhibit B pursuant to this

         Fourth Amendment shall not be taken into consideration for this purpose and (ii) LICENSEE shall not be able to so terminate this License Agreement if any such opposition or cancellation action resulting in any such prohibition as to use would not have occurred if LICENSOR had not lost any trademark rights due to LICENSEE's non-use or misuse of the Licensed Trademarks.

         In the event that LICENSEE is prohibited, by LICENSOR, or by either a court or an administrative agency, or both, having legal authority in the jurisdiction at issue, from selling any or all of the Licensed Products in any jurisdiction in the Territory as a result of any actual or potential trademark infringement action against LICENSOR, LICENSEE's Minimum Royalties shall be reduced, for no longer than such prohibition remains in effect, by the sum of Royalties paid by LICENSEE to LICENSOR for sales of the prohibited Licensed Products in the prohibited jurisdiction in the Contract Year immediately preceding the year such prohibition went into effect, relative to the sum of all Royalties paid by LICENSEE to LICENSOR for sales of all Licensed Products in the Territory in that same Contract Year; provided, however, that any such reduction of the Minimum Royalties shall only apply to the Contract Period consisting of the years 1998, 1999 and 2000 and shall not be taken into consideration (i) to in any way reduce all future Minimum Royalties calculated in accordance with Section 7.3 of the License Agreement, or (ii) to reduce by fifty percent (50%) the amount of Royalties that LICENSEE shall be required to pay LICENSOR pursuant to
         Section 7.1 of the License Agreement.

         6. The heading for Section 11 of the License Agreement dated November, 15, 1991, Section 11.1 of the License Agreement dated November 15, 1991, and Section 16(g) of the Third Amendment and Assignment of License Agreement dated March 31, 1997, are hereby deleted in their entirety and the following inserted in their place:

11.      REPRESENTATIONS AND INDEMNITIES

         11.1 LICENSOR represents that, as of the date of this Fourth Amendment, LICENSOR owns at least one application or registration for at least one of the Licensed Trademarks in each jurisdiction in the Territory (as defined in the first sentence of Section 1.4, as amended pursuant to this Fourth Amendment). Listed in Exhibit E to the License Agreement are LICENSOR's pending trademark applications and issued trademark registrations relating to the License Agreement for the Licensed Trademarks in the Territory as of the date of this Fourth Amendment. If LICENSEE complies with the notice, cooperation and assistance requirements of this Section 11.1 herein, LICENSOR agrees to indemnify LICENSEE, its parent, subsidiaries and affiliates, and all officers, directors, agents and employees thereof, and any of them, from any and all expenses, damages, claims, suits, actions, judgments and costs whatsoever (including reasonable attorneys' fees) (collectively, "Damages") which LICENSEE may hereinafter incur, suffer or be required to pay arising out of or in connection with any third-party claim, suit or action resulting from the use by LICENSEE of the Licensed Trademarks in the Territory pursuant to this License Agreement (collectively, "Third-Party Claim"); provided, however, that LICENSOR's liability to indemnify LICENSEE (i) shall not apply in any situation in which any Damages would not have occurred if LICENSOR had not lost any trademark rights due to LICENSEE's non-use or misuse of any of the Licensed Trademarks, (ii) shall not include any Damages to the extent to which Damages are attributable to LICENSEE's failure to cease use of the Licensed Trademarks pursuant to LICENSOR's oral or written instructions as a result of any actual or potential Third-Party Claim, (iii) shall not exceed the sum of the amount of Royalties theretofore received by LICENSOR under this License Agreement, relating to sales of only the Licensed Products at issue in those countries affected by a final settlement, or a final non-appealable judgment against LICENSEE, arising out of the Third-Party Claim, during the three (3) year period immediately preceding initiation of the Third-Party Claim to which the indemnification relates and (iv) shall not include any Damages to the extent to which such Damages are attributable to any consumer electronic products added to Exhibit B pursuant to this Fourth Amendment. The indemnification provided by LICENSOR shall only cover Damages incurred by LICENSEE in connection with a final settlement, or a final, non-appealable judgment against LICENSEE, arising out of a Third-Party Claim; provided, however, that in no event shall such indemnification include any loss of profits or consequential or indirect damages incurred by LICENSEE. LICENSEE shall give LICENSOR prompt written notice, cooperation and assistance in connection with any Third-Party Claim, and LICENSOR shall have complete control over the defense and settlement thereof.

         7. Exhibit A to the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the Exhibit A attached hereto shall be inserted in its place.

         8. Exhibit B to the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the Exhibit B attached hereto shall be inserted in its place.

         9. Exhibit D to the License Agreement dated November 15, 1991, is hereby deleted in its entirety and the Exhibit D attached hereto shall be inserted in its place.

         10. Except as hereby amended, the License Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day and year first above written.


KOSS CORPORATION                               JIANGSU ELECTRONICS INDUSTRIES
                                               LIMITED

By:/s/ Michael Koss                           By: /s/ Patrick Lam
   -----------------------                        ---------------------------
   Michael Koss, President
                                               Name:  PATRICK LAM
                                                    -------------------------

                                               Title: VICE PRESIDENT
                                                     ------------------------


                              CONSENT OF GUARANTOR

         The undersigned, Orient Power Holdings Limited, a Bermuda company ("Orient Power"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby consents to the foregoing Fourth Amendment to License Agreement ("Fourth Amendment") and reaffirms its guarantee of the performance by Jiangsu Electronics Industries Limited ("Jiangsu Electronics") or any sublicensee of Jiangsu Electronics (Jiangsu Electronics and any sublicensee are hereinafter collectively referred to as "Jiangsu") of all of Jiangsu's obligations under (a) the Fourth Amendment and (b) that certain License Agreement between Koss Corporation, as Licensor, and Trabelco N.V., as Licensee, dated November 15, 1991, as amended by an Amendment to License Agreement dated November 15, 1991, and a Second Amendment to License Agreement dated September 29, 1995, and a Third Amendment and Assignment of License Agreement dated as of March 31, 1997 between Trabelco N.V., Jiangsu Electronics, Hagemeyer Electronics (N.A.), Inc., Hagemeyer Consumer Products, Inc. d/b/a/ Koss Electronics Products, KCP Limited and Koss Corporation (collectively, that certain License Agreement and the amendments thereto are hereinafter referred to as the "License Agreement"). Orient Power also guarantees the payment to Koss Corporation of any and all amounts owed to Koss Corporation by Jiangsu under the Fourth Amendment and the License Agreement, including but not limited to, the indemnity obligations of Jiangsu thereunder.

         Dated: May 29, 1998

                                                 ORIENT POWER HOLDINGS LIMITED

                                                 By: /s/ Simon Poon
                                                    ------------------------

                                                 Name:   SIMON POON
                                                      ----------------------

                                                 Title:  CEO
                                                       ---------------------

                                    Exhibit A

      KOSS (Plain Block Letters) (as shown in U.S. Registration No. 1,821,035)

      KOSS (Stylized) (as shown in U.S. Registration No. 1,850,556)

      KOSS & Design (as shown in U.S. Registration No. 2,070,098)

                                    Exhibit B


Product                                                                Royalty
-------                                                                -------

Clock Radios                                                             2.0%

Radios (including mobile*) without a cassette or compact
disc player                                                              3.0%

Audio systems of any nature (including mobile*) with a
cassette player but without a compact disc player                        2.0%

Audio systems of any nature (including mobile*) with a
compact disc player and/or CD changer                                    1.5%

Power Amplifiers                                                         1.5%

Telephones and telephone answering devices                               2.0%

Televisions                                                              1.5%

Video cassette recorders                                                 1.5%



*All products which include the word "mobile" in their description in this Exhibit B shall mean that such products so described shall include products which are designed for use in automobiles or as battery-operated portable units.

                                    EXHIBIT D

                   Calculation of Quarterly Royalties Payment

                            Total Sales       Returns         Net Sales    Royalty Rate      Subtotal
                            -----------    --------------    -----------   ------------      --------

Clock Radios                $              $                                 2.0%
                            -----------    --------------    -----------                     ---------

Radios (including mobile)                                                    3.0%
without a cassette or       -----------    --------------    -----------                     ---------
compact disc player

Audio systems of any                                                         2.0%
nature (including mobile)   -----------    --------------    -----------                     ---------
with a cassette player but
without a compact disc
player

Audio systems of any                                                         1.5%
nature (including mobile)   -----------    --------------    -----------                     ---------
with a compact disc player
and/or CD changer

Power Amplifiers                                                             1.5%
                            -----------    --------------    -----------                     ---------
Telephones and telephone                                                     2.0%
answering devices           -----------    --------------    -----------                     ---------

Televisions                                                                  1.5%
                            -----------    --------------    -----------                     ---------
Video cassette recorders                                                     1.5%
                            -----------    --------------    -----------                     ---------

                                                                           Subtotal          $   x
                                                                                             ---------
         Subtotal                          $      x
                                           --------------
         Less 2% of itemized discounts,
         rebates and shipping costs        (             )
                                           --------------

         ROYALTIES PAYMENT                 $
                                           --------------

                                    Exhibit E


                                  UNITED STATES
KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                   PUERTO RICO

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                      CANADA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                      MEXICO

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                    ARGENTINA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                      BOLIVIA

KOSS (Plain Block Letters)                               Pending Application

KOSS (Stylized)                                          Pending Application

KOSS (Plain Block Letters)                               Pending Application

                                    Exhibit E


                                      BRAZIL

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Pending Application

KOSS & Design                                            Registered

                                      CHILE

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Pending Application

KOSS & Design                                            Pending Application

                                    COLOMBIA

KOSS & Design                                            Pending Application

                                   COSTA RICA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                               DOMINICAN REPUBLIC

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                      ECUADOR

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                    Exhibit E


                                 EL SALVADOR

KOSS (Plain Block Letters)                               Pending Application

KOSS (Stylized)                                          Registered

KOSS & Design                                            Pending Application

                                  GUATEMALA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Pending Application

KOSS & Design                                            Registered

                                   HONDURAS

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                   JAMAICA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                  NICARAGUA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                    PANAMA

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                    Exhibit E

                                   PARAGUAY

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                     PERU

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                              TRINIDAD & TOBAGO

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                   URUGUAY

KOSS (Plain Block Letters)                               Registered

KOSS (Stylized)                                          Registered

KOSS & Design                                            Registered

                                  VENEZUELA

KOSS (Plain Block Letters)                               Pending Application

KOSS (Stylized)                                          Pending Application

KOSS & Design                                            Pending Application

                          ADDENDUM TO LICENSE AGREEMENT


         THIS ADDENDUM TO LICENSE AGREEMENT ("Addendum") is made and entered into this 30 day of June, 1998, by and between KOSS CORPORATION, a Delaware corporation ("LICENSOR"), and LOGITECH ELECTRONICS INC., an Ontario company ("LICENSEE").

                                   WITNESSETH:

         WHEREAS, LICENSOR and LICENSEE are parties to a certain License Agreement dated June 30, 1998 (the "License Agreement"); and

         WHEREAS, the parties now desire to add certain terms and provisions to the License Agreement as hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  1.1 All defined terms used in this Addendum shall have the same meaning as set forth in the License Agreement unless otherwise defined in this Addendum.

                  1.2 "Licensed Trademarks" shall mean the "Koss" trademarks listed on Exhibit A to this Addendum.

                  1.3 "Accessories" shall mean the consumer electronic accessory products of LICENSEE set forth on Exhibit B to this Addendum.

                  1.4 "Licensed Accessories" shall mean all Accessories of LICENSEE which have the Licensed Trademarks affixed or attached thereto in any manner.

         2. GRANT OF LICENSE. Subject to all of the terms and conditions of this Addendum, LICENSOR hereby grants to LICENSEE the exclusive right and license to use the Licensed Trademarks in Canada only, during the Contract Period, in connection with, and only with, the manufacturer, promotion, distribution and sale of Accessories.

         3.       INCORPORATION OF PROVISIONS OF LICENSE AGREEMENT.

                  3.1 The following provisions of the License Agreement (the "Incorporated Provisions") are hereby incorporated into this Addendum as covenants and agreements between LICENSOR and LICENSEE, with the same force and effect as if fully set forth herein:

                                  Sections 2.2, 2.3, 2.4, 3.1, 3.2, 3.3, 3.4,
                                  4.1, 4.2, 5.1, 5.2, 5.3, 5.4, 6.1, 6.4, 6.5,
                                  7.1, 7.2, 7.3, 7.4, 8.1, 8.2, 8.3, 8.4, 9,
                                  10.1, 10.2 (with no change in the amount of products liability insurance), 11.1, 11.2, 11.3, 11.4, 12.1, 12.2, 13, 14, and 15.

                  3.2 All section references set forth in any of the Incorporated Provisions herein shall continue to be references to the applicable section of the License Agreement.

                  3.3 For all Incorporated Provisions herein, the term "Territory" as used in the License Agreement shall be replaced in this Addendum with the term "Canada," the term "Products" as used in the License Agreement shall be replaced in this Addendum with the term "Accessories," and the term "Licensed Products" as used in the License Agreement shall be replaced in this Addendum with the term "Licensed Accessories."

                  3.4 With respect to the Incorporated Provisions in this Addendum, any reference to an Exhibit to the License Agreement shall instead be deemed to be a reference to the corresponding Exhibit to this Addendum. For example, a reference in an Incorporated Provision to Exhibit C of the License Agreement shall be deemed instead to be a reference to Exhibit C to this Addendum.

         4.       MISCELLANEOUS.

                  4.1 Section headings contained herein are solely for the purpose of aiding in speedy location of subject matter and are not in any sense to be given weight in the construction of this Addendum. Accordingly, in case of any question with respect to the construction of this Addendum, it is to be construed as though such section headings had been omitted.

                  4.2 This Addendum constitutes the entire agreement between the parties hereto and may not be changed or modified except by a writing signed by the parties hereto.

                  4.3 If and to the extent that any provisions of this Addendum are prohibited or unenforceable under any applicable law, such provisions shall be ineffective to the extent of such prohibition or unenforceable without invalidating the remaining provisions hereof or affecting the validity or enforceability of any other provision hereof.

                  4.4 The failure of either party at any time or times to demand strict performance by the other of any of the terms, covenants or conditions set forth herein shall not be construed as a continuing waiver or relinquishment thereof and each may at any time demand strict and


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



                           complete performance by the other of said terms, covenants and conditions.

                  4.5 This Addendum shall be governed by the substantive laws of the State of Wisconsin (regardless of laws that might be applicable under principles of conflicts of laws) as to all matters, including but not limited to matters of validity, construction, effect and performance. Resolution of any and all disputes between LICENSOR and LICENSEE arising from or in connection with this Addendum, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, shall be governed by and settled in accordance with binding arbitration by three (3) arbitrators; provided, however, that the three arbitrators selected shall each have extensive knowledge in the area of federal trademark law. If the parties cannot agree on the selection of three arbitrators, each party shall select one arbitrator, and those two arbitrators together shall select the third arbitrator, and the three arbitrators, each of which shall have extensive knowledge in the area of federal trademark law, shall resolve the dispute as provided herein. The arbitrators' findings and decisions shall be limited to the subject matter of the dispute, and such findings and decisions shall be in writing and shall be final and binding on the parties hereto, and shall specify the reasons for and facts on which such findings and decisions were reached. The parties hereto shall bear equally the arbitrators' fees and charges, and each party shall bear its other costs and expenses for the arbitration, including attorneys' fees. The arbitration shall be conducted in Milwaukee, Wisconsin. To the extent that the parties hereto need to enforce the arbitration provisions in this Addendum or need to enforce or otherwise give effect to any arbitration finding, decision or award, the parties hereto hereby agree that any such action or proceeding shall be adjudicated before a federal or state court located in Milwaukee, Wisconsin, and they hereby submit to the exclusive jurisdiction of the courts of the State of Wisconsin located in Milwaukee, Wisconsin, and of the federal courts located in Milwaukee, Wisconsin, with respect to any such action or proceeding commenced by either party. The parties hereto irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, and hereby consent to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the applicable address set forth under the notice provisions in this Addendum.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date set forth above. The effective date of this Addendum is July 1, 1998.
                                         KOSS CORPORATION


                                         By:/s/  Michael J. Koss
                                            ------------------------------
                                            Michael J. Koss
                                            Title: President and CEO



                                         LOGITECH ELECTRONICS INC.


                                         By:/s/  Greg Bell
                                            ------------------------------
                                            Print Name:  Greg Bell
                                                       -------------------
                                            Title: President and CEO
                                                  ------------------------



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



                                    EXHIBIT A

      KOSS (Plain Block Letters) (as shown in U.S. Registration No. 1,821,035)

      KOSS (Stylized) (as shown in U.S. Registration No. 1,850,556)

      KOSS & Design (as shown in U.S. Registration No. 2,070,098)

                                    EXHIBIT B


         Description of Accessory Products to be sold under the Licensed Trademarks.

         Those accessory products of Licensee suitable for use with any audio, video, communication, or computer products and peripherals, but specifically excluding any type of headphone, stereophones or any type of security product or device.

                                    EXHIBIT C

TO:

FROM:      (Subcontractor) Manufacturing Factory

RE:        Use of the "Koss" Brandname

The purpose of this letter is to acknowledge that ___________________ has the right to manufacture Licensed Accessories, as defined in the Addendum to License Agreement between Logitech Electronics Inc. and Koss Corporation dated ___________, 1998 ("Addendum"), bearing the "Koss" brandname and trademarks only for the account of Logitech Electronics Inc. and only as a subcontract manufacturer pursuant to Sections 2.2 and 2.3 of the License Agreement between Logitech Electronics Inc. and Koss Corporation dated _________, 1998 and for no other purpose. We agree that we will not use the "Koss" name on any products other than those manufactured for Logitech Electronics Inc.'s account. __________ agrees that neither it nor any affiliated or related individual or entity (i) will, at any time, file any application for trademark registration or otherwise obtain or attempt to obtain ownership of the "Koss" brandname or trademarks, or any name or mark which is confusingly similar thereto, anywhere in the word or (ii) directly or indirectly challenge or contest Koss Corporation's ownership of or rights in the "Koss" brandname and tradenames, whether for the Licensed Accessories or otherwise.

                                    EXHIBIT D


          Calculation of Quarterly Royalties Payment (in U.S. Dollars)


Accessory Products      Total Sales      Returns      Net Sales     Royalty Rate

                        $                $            $                  10%
                         ----------       ------       --------     -------








         ROYALTIES PAYMENT     U.S.      $
                                          ------




















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